UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	PSMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

PriceSmart, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K to report that on March 10, 2023 the Company and Chief Technology Officer Juan Ignacio Biehl entered into an Employment Transition Agreement relating to his previously announced resignation.

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)Resignation of Named Executive Officer

As previously announced, on February 3, 2023, Juan Ignacio Biehl, Executive Vice President and Chief Technology Officer of the Company, informed the Company’s Interim Chief Executive Officer that he plans to resign to pursue other opportunities.

On March 10, 2023, the Company and Mr. Biehl entered into an Employment Transition Agreement (the “Transition Agreement”) detailing the terms of Mr. Biehl’s separation from the Company. As part of the Transition Agreement, Mr. Biehl will remain employed by the Company through June 1, 2023. He will perform his normal duties for the Company from February 3, 2023 to March 31, 2023 and will consult with the Company on transition matters from April 1, 2023 to June 1, 2023.

Pursuant to the Transition Agreement, and in consideration of Mr. Biehl’s commitment to assist with an orderly transition, his execution and non-revocation of a release of claims in favor of the Company and his agreement to certain restrictive covenants, Mr. Biehl will receive accrued wages and expenses, a pro rated “13th month” bonus required under Costa Rican law, and payment for all accrued and unused vacation days as of the termination of employment. Under the Transition Agreement, Mr. Biehl is subject to certain restrictive covenants, including obligations regarding confidential information and trade secrets and restrictions on his ability to solicit the employees and independent contractors of the Company for a period of two years following his separation.

The foregoing description is qualified in its entirety by the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
10.1	Employment Transition Agreement dated March 10, 2023 between Juan Ignacio Biehl and the Company
104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023	/s/ FRANCISCO VELASCO
Francisco Velasco
Executive Vice President, General Counsel and Secretary